NEWS RELEASE	Exhibit 99.1

	CONTACT:	Jason Korstange
(952) 745-2755

www.tcfbank.com

FOR IMMEDIATE RELEASE

TCF FINANCIAL CORPORATION 200 Lake Street East, Wayzata, MN 55391-1693

TCF Reports 58th Consecutive Quarter of Net Income – Earns $17.5 Million

THIRD QUARTER HIGHLIGHTS

•                  Diluted earnings per common share was 14 cents

•                  Net income of $17.5 million

•                  Net interest margin of 3.92 percent

•                  Average loans and leases increased by $995 million, or 7.7 percent

•                  Average deposits increased by $1.6 billion, or 16.1 percent

•                  Announced quarterly cash dividend of five cents per common share, payable November 30, 2009

Earnings Summary							Table 1
($ in thousands, except per-share data)				Percent Change
	3Q 2009	2Q 2009	3Q 2008	3Q09 vs 2Q09	3Q09 vs 3Q08	YTD 2009	YTD 2008	Percent Change
Net income	$ 17,451	$ 23,543	$ 30,126	(25.9)	(42.1)	$ 67,641	$ 101,254	(33.2)
Diluted earnings per common share	.14	.08	.24	75.0	(41.7)	.39	.81	(51.9)

Financial Ratios (1)
Return on average assets	.39%	.53%	.73%			.52%	.83%
Return on average common equity (2)	6.03	7.82	11.11			7.13	12.29
Net interest margin	3.92	3.80	3.97			3.80	3.94
Net charge-offs as a percentage of average loans and leases	1.52	1.43	.82			1.33	.70

(1) Annualized

(2) Excludes non-cash deemed preferred stock dividend of $12,025 in the second quarter and year-to-date of 2009.  Including this amount, the return on average common equity was 3.61% and 5.73% for the second quarter and year-to-date of 2009, respectively.

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WAYZATA, MN, October 21, 2009 – TCF Financial Corporation (“TCF”) (NYSE: TCB) today reported third quarter 2009 diluted earnings per common share of 14 cents, compared with 24 cents in the third quarter of 2008 and 8 cents for the second quarter of 2009. Net income for the third quarter of 2009 was $17.5 million, compared with $30.1 million in the third quarter of 2008 and $23.5 million in the second quarter of 2009.

Diluted earnings per common share for the first nine months of 2009 was 39 cents, compared with 81 cents for the same 2008 period. Net income for the first nine months of 2009 was $67.6 million, compared with $101.3 million for the same 2008 period.

TCF declared a quarterly cash dividend of five cents per common share payable on November 30, 2009 to stockholders of record at the close of business on October 30, 2009.

Chairman’s Statement

“The third quarter continued to pose many challenges for TCF and other banks as the effects of high unemployment and the resulting increase in consumer defaults and softness in spending continue to pressure earnings,” said William A. Cooper, TCF Chairman and CEO.  “While credit losses continue to dampen our results, fee income and net interest margin remained strong.  In addition, our focus on growing low cost deposits and expanding our specialty finance businesses position TCF for improved earnings as the economy improves.”

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Total Revenue								Table 2
				Percent Change
($ in thousands)	3Q 2009	2Q 2009	3Q 2008	3Q09 vs 2Q09	3Q09 vs 3Q08	YTD 2009	YTD 2008	Percent Change
Net interest income	$ 161,489	$ 156,463	$ 152,165	3.2%	6.1%	$ 463,365	$ 446,556	3.8%
Fees and other revenue:
Fees and service charges	77,433	77,536	71,783	(.1)	7.9	212,033	203,291	4.3
Card revenue	26,393	26,604	26,240	(.8)	.6	77,957	77,839.2
ATM revenue	7,861	7,973	8,720	(1.4)	(9.9)	23,432	24,957	(6.1)
Total banking fees	111,687	112,113	106,743	(.4)	4.6	313,422	306,087	2.4
Leasing and equipment finance	15,173	16,881	13,006	(10.1)	16.7	44,705	39,190	14.1
Other	1,197	820	3,296	46.0	(63.7)	2,475	11,977	(79.3)
Total fees and other revenue	128,057	129,814	123,045	(1.4)	4.1	360,602	357,254.9
Gains on securities	-	10,556	498	N.M.	N.M.	22,104	7,899	179.8
Visa share redemption	-	-	-	-	-	-	8,308	N.M.
Total non-interest income	128,057	140,370	123,543	(8.8)	3.7	382,706	373,461	2.5
Total revenue	$ 289,546	$ 296,833	$ 275,708	(2.5)	5.0	$ 846,071	$ 820,017	3.2

Net interest margin(1)	3.92%	3.80%	3.97%			3.80%	3.94%
Fees and other revenue as a % of total revenue	44.23	43.73	44.63			42.62	43.57

N.M. = Not Meaningful
(1) Annualized

Net Interest Income

•

The increase in net interest income from the third quarter of 2008 was primarily due to an increase in average loans and leases, partially offset by a decrease in net interest margin. The increase in net interest income from the second quarter of 2009 was primarily due to an increase in average loans and leases and an increase in net interest margin.

•

The decrease in net interest margin from the third quarter of 2008 was primarily due to declines in yields on interest-earning assets, resulting from lower market interest rates, the effect of higher balances of non-accrual loans and leases, loan modifications and investments in lower yielding agency debentures, partially offset by declines in rates paid on average deposits.

•

The increase in net interest margin from the second quarter of 2009 was primarily due to reductions in rates paid on deposits, partially offset by the effects of higher balances of non-accrual loans and leases, loan modifications and lower average yields on the leasing and equipment finance portfolio.

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Non-interest Income

•

Banking fees and service charges were $77.4 million, up $5.7 million, or 7.9 percent, from the third quarter of 2008 and essentially flat with the second quarter of 2009. The increase from the third quarter of 2008 was primarily due to an increased number of checking accounts and related fee income.

•

Card revenues totaled $26.4 million for the third quarter of 2009, essentially flat with the third quarter of 2008 and the second quarter of 2009. Growth in active accounts was offset by fewer transactions and lower average transaction amounts.

•

Leasing and equipment finance revenues were $15.2 million for the third quarter of 2009, up $2.2 million, or 16.7 percent, from the third quarter of 2008 and down $1.7 million, or 10.1 percent, from the second quarter of 2009. The increase in leasing revenue from the third quarter of 2008 and decrease from the second quarter of 2009 was primarily due to sales-type lease revenue which varies from period to period based on customer-driven events.

•

Other non-interest income was $1.2 million for the third quarter of 2009, down $2.1 million, or 63.7 percent, from the third quarter of 2008, and up $377 thousand, or 46 percent, from the second quarter of 2009. The decrease in other non-interest income from the third quarter of 2008 was primarily due to TCF no longer selling investment and insurance products in the branches, partially offset by servicing fees generated by TCF Inventory Finance.

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Loans and Leases

Average Loans and Leases								Table 3
				Percent Change
($ in thousands)	3Q	2Q	3Q	3Q09 vs	3Q09 vs	YTD	YTD	Percent
	2009	2009	2008	2Q09	3Q08	2009	2008	Change
Loans and leases:
Consumer real estate
First mortgage lien	$ 4,939,529	$ 4,938,187	$ 4,874,190	-%	1.3%	$ 4,924,902	$ 4,825,185	2.1%
Junior lien	2,329,096	2,355,913	2,434,392	(1.1)	(4.3)	2,361,140	2,407,350	(1.9)
Total consumer real estate	7,268,625	7,294,100	7,308,582	(.3)	(.5)	7,286,042	7,232,535.7
Consumer other	35,015	36,255	45,939	(3.4)	(23.8)	36,920	45,481	(18.8)
Total consumer	7,303,640	7,330,355	7,354,521	(.4)	(.7)	7,322,962	7,278,016.6
Commercial real estate	3,193,686	3,110,030	2,776,830	2.7	15.0	3,101,459	2,666,948	16.3
Commercial business	477,041	483,493	544,826	(1.3)	(12.4)	486,680	539,348	(9.8)
Total commercial	3,670,727	3,593,523	3,321,656	2.1	10.5	3,588,139	3,206,296	11.9
Leasing and equipment finance	2,811,165	2,809,787	2,300,429	-	22.2	2,751,935	2,223,811	23.7
Inventory finance	185,914	118,317	-	57.1	N.M.	111,479	-	N.M.
Total Loans and Leases	$13,971,446	$13,851,982	$12,976,606.9		7.7	$13,774,515	$12,708,123	8.4

N.M. = Not meaningful

•                  Average consumer real estate loan balances were relatively flat from the third quarter of 2008 and the second quarter of 2009 reflecting less demand for home equity financing due in part to declines in home values and very competitive pricing from government sponsored and supported programs.

•                  At September 30, 2009, 68 percent of the consumer real estate loan portfolio was secured by first liens.

•                  Average commercial loan balances increased $349.1 million, or 10.5 percent, from the third quarter of 2008 and increased $77.2 million, or 2.1 percent, from the second quarter of 2009 as a reduction in competitive alternatives has increased the opportunity to attract high quality customers.

•                  Average leasing and equipment finance balances increased $510.7 million, or 22.2 percent, from the third quarter of 2008 and were relatively flat when compared to the second quarter of 2009.  At the end of September 2009, TCF’s leasing subsidiary, Winthrop Resources Corporation, acquired Fidelity National Capital, Inc., with over $200 million in direct financing leases.  Additionally, this acquisition included $57.9 million in operating leases which are recorded as other assets.  Portfolio purchases and company acquisitions in the first and third quarters of 2009 contributed $198.2 million of the increase in average balances from the third quarter of 2008.

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•                  Average inventory finance loans increased $67.6 million, or 57.1 percent, to $185.9 million from the second quarter of 2009.

•                  In the third quarter of 2009, TCF announced the creation of Red Iron Acceptance, LLC, a joint venture with The Toro Company, which will provide U.S. Toro distributors and dealers with floor plan and open account financing.  In October 2009, this joint venture purchased $72.7 million of inventory finance loans from The Toro Company.  Red Iron Acceptance, LLC is consolidated with the operating results of TCF.

Securities Available for Sale

Average Securities Available for Sale									Table 4
				Yield				Yield
($ in thousands)	3Q	2Q	3Q			YTD	YTD	YTD	YTD
	2009	2009	2008	3Q09	3Q08	2009	2008	2009	2008
U.S. Government sponsored entities:
Mortgage-backed securities	$ 1,432,670	$ 1,656,767	$ 2,157,047	4.80%	5.29%	$ 1,695,377	$ 2,146,185	4.97%	5.30%
Debentures	600,098	527,562	-	2.19	-	381,022	-	2.16	-
Other securities	489	498	3,840	4.91	3.64	497	15,938	5.37	3.48
Total	$ 2,033,257	$ 2,184,827	$ 2,160,887	4.03	5.29	$ 2,076,896	$ 2,162,123	4.45	5.29

•                  TCF purchased $5 million of mortgage-backed securities in the third quarter of 2009, compared with $204 million of purchases and $381 million of sales in the second quarter of 2009.

•                  In late March and April of 2009, TCF purchased $600.1 million of Fannie Mae and Freddie Mac callable debentures with maturities of three years or less resulting in a reduction in lower yielding interest-bearing deposits at the Federal Reserve.

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Deposits

Average Deposits								Table 5
				Percent Change
($ in thousands)	3Q	2Q	3Q	3Q09 vs	3Q09 vs	YTD	YTD	Percent
	2009	2009	2008	2Q09	3Q08	2009	2008	Change

Non-interest bearing deposits:
Retail	$ 1,380,591	$ 1,446,215	$ 1,409,855	(4.5)%	(2.1)%	$ 1,418,244	$ 1,429,752	(.8)%
Small business	591,451	571,676	597,894	3.5	(1.1)	575,558	580,248	(.8)
Commercial	277,135	260,079	253,900	6.6	9.2	255,066	231,184	10.3
Subtotal	2,249,177	2,277,970	2,261,649	(1.3)	(.6)	2,248,868	2,241,184.3
Interest-bearing deposits:
Checking	1,800,583	1,792,493	1,837,540.5		(2.0)	1,780,380	1,855,963	(4.1)
Savings	5,071,509	4,823,897	2,791,559	5.1	81.7	4,569,882	2,800,120	63.2
Money market	723,098	690,201	629,905	4.8	14.8	686,830	609,629	12.7
Subtotal	7,595,190	7,306,591	5,259,004	3.9	44.4	7,037,092	5,265,712	33.6
Certificates	1,757,884	2,087,490	2,469,327	(15.8)	(28.8)	2,100,342	2,480,262	(15.3)
Subtotal	9,353,074	9,394,081	7,728,331	(.4)	21.0	9,137,434	7,745,974	18.0
Total deposits	$11,602,251	$11,672,051	$ 9,989,980	(.6)	16.1	$11,386,302	$ 9,987,158	14.0

Average interest rate on deposits	.94%	1.15%	1.34%			1.19%	1.60%

•                  Total average deposits increased $1.6 billion from the third quarter of 2008 and remained relatively flat compared to the second quarter of 2009.  The increase from the third quarter of 2008 was primarily due to strong growth in savings deposits due to several initiatives involving products, pricing and marketing efforts, partially offset by declines in certificates of deposits resulting from reduced interest rates. Average deposit balances remained relatively flat from the second quarter of 2009 primarily due to increases in savings deposits offset by a decrease in certificates of deposit.

•                  The average rate paid on deposits was .94 percent in the third quarter of 2009, down 40 basis points from the third quarter of 2008 and down 21 basis points from the second quarter of 2009 due to reductions in interest rates paid on certain deposit products and mix changes due to management’s strategy to reduce balances of certificates of deposit. The weighted average interest rate on total deposits was .90 percent at September 30, 2009.

•                  The number of new checking accounts opened in the third quarter of 2009 increased 12.6 percent compared with the third quarter of 2008 and increased 8.9 percent from the second quarter of 2009.

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Non-interest Expense

Non-interest Expense								Table 6
				Percent Change
($ in thousands)	3Q 2009	2Q 2009	3Q 2008	3Q09 vs 2Q09	3Q09 vs 3Q08	YTD 2009	YTD 2008	Percent Change
Compensation and employee benefits	$ 90,680	$ 90,752	$ 84,895	(.1)%	6.8%	$ 267,622	$ 257,880	3.8%
Occupancy and equipment	31,619	31,527	31,832.3		(.7)	95,193	95,450	(.3)
Deposit account premiums	7,472	7,287	7,292	2.5	2.5	21,335	11,229	90.0
Advertising and marketing	4,766	4,134	5,017	15.3	(5.0)	13,345	14,507	(8.0)
Operating lease depreciation	3,734	3,860	4,215	(3.3)	(11.4)	11,618	13,189	(11.9)
FDIC premiums and assessments	5,085	13,303	426	(61.8)	N.M.	22,183	1,284	N.M.
Foreclosed real estate and repossessed assets	8,038	6,125	4,883	31.2	64.6	18,454	12,390	48.9
Other	38,873	39,558	39,028	(1.7)	(.4)	111,271	108,664	2.4
Total non-interest expense	$ 190,267	$ 196,546	$ 177,588	(3.2)	7.1	$ 561,021	$ 514,593	9.0

N.M. = Not meaningful

•                  Compensation and benefits expenses increased $5.8 million, or 6.8 percent, from the third quarter of 2008 and were relatively flat compared to the second quarter of 2009. The increase from the third quarter of 2008 was primarily due to increases in leasing and equipment finance and inventory finance compensation costs as a result of expansion and growth, and increased employee medical plan expenses.

•                  FDIC premiums and assessments were up $4.7 million from the third quarter of 2008 and down $8.2 million from the second quarter of 2009. The increase from the third quarter of 2008 was primarily due to higher insurance rates and deposit growth. The decrease from the second quarter of 2009 was primarily attributable to a FDIC special assessment of $8.2 million in June of 2009.

•                  Foreclosed real estate and repossessed asset expenses increased $3.2 million from the third quarter of 2008 and increased $1.9 million from the second quarter of 2009. The increases from both periods were primarily due to increased numbers of foreclosed commercial and consumer real estate properties, adjustments to property valuations and losses on sales of properties.

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Credit Quality

Credit Quality Summary											Table 7
							Percent Change
($ in thousands)	3Q 2009		2Q 2009		3Q 2008		3Q09 vs 2Q09	3Q09 vs 3Q08	YTD 2009		YTD 2008		% Chg
Allowance for Loan and Lease Losses
Balance at beginning of period	$ 193,445		$ 181,216		$ 133,637		6.7%	44.8%	$ 172,442		$ 80,942		113.0%
Charge-offs	(57,214)		(53,462)		(29,976)		7.0	90.9	(149,557)		(77,700)		92.5
Recoveries	3,957		3,800		3,212		4.1	23.2	11,700		10,741		8.9
Net charge-offs	(53,257)		(49,662)		(26,764)		7.2	99.0	(137,857)		(66,959)		105.9
Provision for credit losses	75,544		61,891		52,105		22.1	45.0	181,147		144,995		24.9
Balance at end of period	$ 215,732		$ 193,445		$ 158,978		11.5	35.7	$ 215,732		$ 158,978		35.7

Allowance as a percentage of period end loans and leases	1.51%		1.39%		1.21%				1.51%		1.21%
Ratio of allowance to net charge-offs(1)	1.0	X	1.0	X	1.5	X			1.2	X	1.8	X

Credit Loss Reserves
Allowance for loan and lease losses	$ 215,732		$ 193,445		$ 158,978		11.5	35.7
Reserves netted against portfolio asset balances	12,951		13,828		-		(6.3)	N.M.
Reserves for unfunded commitments	2,871		2,655		1,678		8.1	71.1
Total credit loss reserves	$ 231,554		$ 209,928		$ 160,656		10.3	44.1

Total credit loss reserves as a % of period end loans and leases	1.61%		1.50%		1.23%
Ratio of total credit loss reserves to net charge-offs(1) (2)	1.0	X	1.0	X	1.5	X

Non-accrual loans and leases	$ 268,834		$ 239,917		$ 145,890		12.1	84.3
Real estate owned	94,167		96,862		54,179		(2.8)	73.8
Total non-performing assets	$ 363,001		$ 336,779		$ 200,069		7.8	81.4

Non-performing assets as a percentage of net loans and leases	2.57%		2.45%		1.55%

Accruing consumer troubled debt restructurings	$ 159,881		$ 51,483		$ 23,844		N.M.	N.M.

N.M. = Not Meaningful
(1) Annualized
(2) Includes $1.9 million in write-offs related to credit reserves netted against portfolio asset balances in the third quarter of 2009

At September 30, 2009, TCF’s:

•                  Allowance for loan and lease losses was $215.7 million, or 1.51 percent of loans and leases, up from $193.4 million, or 1.39 percent of loans and leases at June 30, 2009.

•                  Over-60-day delinquency rate was .81 percent, up from ..72 percent at June 30, 2009, primarily due to increases in consumer real estate.

•                  Non-accrual loans and leases increased $28.9 million, or 12.1 percent, from June 30, 2009 primarily due to increases in consumer and commercial real estate non-accrual loans.

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•                  TCF completed $215.2 million and $590.7 million of consumer real estate loan modifications in the third quarter and first nine months of 2009, respectively. Of these modifications, $112.3 million in the third quarter and $144.7 million in the first nine months were considered troubled debt restructurings which continue to accrue interest.

•                  TCF has several programs designed to help consumer real estate customers avoid home foreclosures by extending payment dates or reducing interest rates.  Loan modification programs for consumer real estate borrowers implemented in the third quarter of 2009 have resulted in a significant increase in restructured loans.  Primarily these loans are classified as troubled debt restructurings and generally accrue interest although at lower rates than the original loan.  TCF expects the balance of consumer real estate troubled debt restructurings to increase into 2010.

For the quarter ended September 30, 2009, TCF’s:

•                  Provision for credit losses was $75.5 million, up from $52.1 million in the third quarter of 2008 and up from $61.9 million in the second quarter of 2009. The increase from the third quarter of 2008 was primarily due to increased consumer real estate, commercial and leasing net charge-offs and reserves for certain commercial loans and restructured consumer real estate loans.  The increase from the second quarter of 2009 was primarily due to increased leasing and equipment finance and consumer real estate net charge-offs and reserves for restructured consumer real estate loans, partially offset by decreased commercial real estate net charge-offs.

•                  Net loan and lease charge-offs were $53.3 million, or 1.52 percent annualized, of average loans and leases, up from $49.7 million, or 1.43 percent annualized, of average loans and leases, from the second quarter of 2009 primarily due to increases in consumer real estate and leasing and equipment finance net charge-offs, partially offset by decreased commercial real estate net charge-offs.

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Income Taxes

•                  Income tax expense was 27.4 percent of pre-tax income for the third quarter of 2009, compared with 34.5 percent for the comparable 2008 period and 38.7 percent for the second quarter of 2009. The third quarter of 2009 income tax expense included a $3 million decrease in income tax expense related to favorable developments in uncertain tax positions, partially offset by a slight increase in the effective income tax rate. Excluding the decrease in income tax expense related to favorable developments in uncertain tax positions and first six months impact of the increase in the effective income tax rate, the effective income tax rate for the third quarter of 2009 was 38.8 percent.

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Capital and Liquidity

Capital Information			Table 8
At period end
($ in thousands, except per-share data)	3Q		4Q
	2009		2008
Total TCF stockholders’ equity	$1,176,235		$1,493,776
Total equity	$1,179,839		$1,493,776
Total equity to total assets	6.65%		8.92%
Book value per common share	$ 9.14		$ 8.99
Tangible realized common equity to tangible assets(1)	5.81%		6.01%

Risk-based capital
Tier 1	$1,142,351	8.57%	$1,461,973	11.79%
Total	1,491,365	11.19	1,817,225	14.65
Total stated “well-capitalized” requirement	1,332,440	10.00	1,240,147	10.00
Excess over stated “well-capitalized” requirement	158,925	1.19	577,078	4.65

(1) Excludes the impact of preferred stock, goodwill, customer based intangibles and accumulated other comprehensive income (loss) (see “Reconciliation of GAAP to Non-GAAP Measures” table)

•	TCF’s total risk-based capital at September 30, 2009 of $1.5 billion, or 11.19 percent of risk-weighted assets, was $158.9 million in excess of the stated “well-capitalized” requirement.

•

On October 19, 2009, the Board of Directors of TCF declared a regular quarterly cash dividend of five cents per common share payable on November 30, 2009 to stockholders of record at the close of business on October 30, 2009.

•	At September 30, 2009, TCF had $58.9 million on deposit with the Federal Reserve, which is included in cash and due from banks, compared with $147.9 million at June 30, 2009.

•

At September 30, 2009, TCF had $2.1 billion in unused, secured borrowing capacity at the FHLB of Des Moines and $818 million in unused, secured borrowing capacity at the Federal Reserve Discount Window. Also, TCF had $1.2 billion of active, unsecured federal funds purchased lines which are not contractually committed.

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Website Information

A live webcast of TCF’s conference call to discuss third quarter earnings will be hosted at TCF’s website, www.tcfbank.com, on October 21, 2009 at 10:00 a.m., CDT. Additionally, the webcast is available for replay at TCF’s website after the conference call. The website also includes free access to company news releases, TCF’s annual report, quarterly reports, investor presentations and SEC filings.

TCF is a Wayzata, Minnesota-based national financial holding company with $17.7 billion in total assets. TCF has 443 banking offices in Minnesota, Illinois, Michigan, Colorado, Wisconsin, Indiana, Arizona and South Dakota, providing retail and commercial banking services. TCF also conducts commercial leasing and equipment finance business in all 50 states and commercial inventory finance business in the U.S. and Canada. For more information about TCF, please visit www.tcfbank.com.

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Forward-Looking Information

This earnings release and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance. In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans and are subject to a number of risks and uncertainties. These include, but are not limited to, continued or deepening deterioration in general economic and banking industry conditions; continued increases in unemployment in TCF’s primary banking markets; limitations on TCF’s ability to pay dividends or to increase dividends in the future because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to deteriorating conditions in the banking industry and the economic impact on banks of the Emergency Economic Stabilization Act, as amended (“EESA”) or other related legislative and regulatory developments; the impact of the Obama Administration’s financial regulatory reform proposals including possible additional capital, consumer protection and supervisory requirements which could include the creation of a new consumer protection agency and limits on Federal preemption for state laws that could be applied to national banks;  the imposition of requirements with an adverse financial impact relating to TCF’s lending, loan collection and other business activities as a result of the EESA,  or other legislative or regulatory developments such as mortgage foreclosure moratorium laws; possible regulatory or legislative changes, including restrictions on deposit fees and reduction of interchange revenue from debit card transactions and adverse economic, business and competitive developments such as shrinking interest margins, deposit outflows, an inability to increase the number of deposit accounts and the possibility that deposit account losses (fraudulent checks, etc.) may increase; impact of legislative, regulatory or other changes affecting customer account charges and fee income; legislative changes to bankruptcy laws which would result in the loss of all or part of TCF’s security interest due to collateral value declines (so-called “cramdown” provisions); reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting standards or interpretations of existing standards; monetary, fiscal or tax policies of the federal or state governments, including adoption of state legislation that would increase state taxes; adverse state or Federal tax assessments or findings in tax audits; adverse regulatory examinations and resulting enforcement actions, including those provided for under the Bank Secrecy Act;  changes in credit and other risks posed by TCF’s loan, lease, investment, and securities available for sale portfolios, including continuing declines in commercial or residential real estate values or changes in allowance for loan and lease losses methodology dictated by new market conditions or regulatory requirements; lack of or inadequate insurance coverage for claims against TCF; technological, computer related or operational difficulties or loss or theft of information; adverse changes in securities markets directly or indirectly affecting TCF’s ability to sell assets or to fund its operations; results of litigation, including class action litigation concerning TCF’s lending or deposit activities or fees or charges, or employment practices, and possible increases in indemnification obligations for certain litigation against Visa U.S.A. (“covered litigation”) and potential reductions in card revenues resulting from covered litigation or other litigation against Visa; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to the Bank Secrecy Act and anti-money laundering compliance activity; or other significant uncertainties. Investors should consult TCF’s Annual Report on Form 10-K, and Forms 10-Q and 8-K for additional important information about the Company.

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except per-share data)

(Unaudited)

	Three Months Ended
	September 30,		Change
	2009	2008	$	%
Interest income:
Loans and leases	$217,307	$210,651	$6,656	3.2%
Securities available for sale	20,474	28,577	(8,103)	(28.4)
Education loans held for sale	-	123	(123)	N.M.
Investments and other	1,217	1,644	(427)	(26.0)
Total interest income	238,998	240,995	(1,997)	(.8)
Interest expense:
Deposits	27,512	33,730	(6,218)	(18.4)
Borrowings	49,997	55,100	(5,103)	(9.3)
Total interest expense	77,509	88,830	(11,321)	(12.7)
Net interest income	161,489	152,165	9,324	6.1
Provision for credit losses	75,544	52,105	23,439	45.0
Net interest income after provision for credit losses	85,945	100,060	(14,115)	(14.1)
Non-interest income:
Fees and service charges	77,433	71,783	5,650	7.9
Card revenue	26,393	26,240	153.6
ATM revenue	7,861	8,720	(859)	(9.9)
Subtotal	111,687	106,743	4,944	4.6
Leasing and equipment finance	15,173	13,006	2,167	16.7
Other	1,197	3,296	(2,099)	(63.7)
Fees and other revenue	128,057	123,045	5,012	4.1
Gains on securities	-	498	(498)	N.M.
Total non-interest income	128,057	123,543	4,514	3.7
Non-interest expense:
Compensation and employee benefits	90,680	84,895	5,785	6.8
Occupancy and equipment	31,619	31,832	(213)	(.7)
Deposit account premiums	7,472	7,292	180	2.5
Advertising and promotions	4,766	5,017	(251)	(5.0)
FDIC premiums and assessments	5,085	426	4,659	N.M.
Foreclosed real estate and repossessed assets	8,038	4,883	3,155	64.6
Operating lease depreciation	3,734	4,215	(481)	(11.4)
Other	38,873	39,028	(155)	(.4)
Total non-interest expense	190,267	177,588	12,679	7.1
Pretax income	23,735	46,015	(22,280)	(48.4)
Income tax expense	6,491	15,889	(9,398)	(59.1)
Income after income tax expense	17,244	30,126	(12,882)	(42.8)
Income (loss) attributable to non-controlling interest	(207)	-	(207)	N.M.
Net income	17,451	30,126	(12,675)	(42.1)
Preferred stock dividends	-	-	-	-
Net income available to common stockholders	$17,451	$30,126	$(12,675)	(42.1)

Net income per common share:
Basic	$.14	$.24	$(.10)	(41.7)
Diluted	.14	.24	(.10)	(41.7)

Dividends declared per common share	$.05	$.25	$(.20)	(80.0)

Average common and common equivalent shares outstanding (in thousands):
Basic	126,811	124,978	1,833	1.5
Diluted	126,833	124,986	1,847	1.5

N.M. Not meaningful

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except per-share data)

(Unaudited)

	Nine Months Ended
	September 30,		Change
	2009	2008	$	%
Interest income:
Loans and leases	$642,084	$630,835	$11,249	1.8%
Securities available for sale	69,392	85,714	(16,322)	(19.0)
Education loans held for sale	-	5,331	(5,331)	N.M.
Investments and other	3,210	4,713	(1,503)	(31.9)
Total interest income	714,686	726,593	(11,907)	(1.6)
Interest expense:
Deposits	100,941	119,412	(18,471)	(15.5)
Borrowings	150,380	160,625	(10,245)	(6.4)
Total interest expense	251,321	280,037	(28,716)	(10.3)
Net interest income	463,365	446,556	16,809	3.8
Provision for credit losses	181,147	144,995	36,152	24.9
Net interest income after provision for credit losses	282,218	301,561	(19,343)	(6.4)
Non-interest income:
Fees and service charges	212,033	203,291	8,742	4.3
Card revenue	77,957	77,839	118.2
ATM revenue	23,432	24,957	(1,525)	(6.1)
Subtotal	313,422	306,087	7,335	2.4
Leasing and equipment finance	44,705	39,190	5,515	14.1
Other	2,475	20,285	(17,810)	(87.8)
Fees and other revenue	360,602	365,562	(4,960)	(1.4)
Gains on securities	22,104	7,899	14,205	179.8
Total non-interest income	382,706	373,461	9,245	2.5
Non-interest expense:
Compensation and employee benefits	267,622	257,880	9,742	3.8
Occupancy and equipment	95,193	95,450	(257)	(.3)
Deposit account premiums	21,335	11,229	10,106	90.0
Advertising and promotions	13,345	14,507	(1,162)	(8.0)
FDIC premiums and assessments	22,183	1,284	20,899	N.M.
Foreclosed real estate and repossessed assets	18,454	12,390	6,064	48.9
Operating lease depreciation	11,618	13,189	(1,571)	(11.9)
Other	111,271	108,664	2,607	2.4
Total non-interest expense	561,021	514,593	46,428	9.0
Pretax income	103,903	160,429	(56,526)	(35.2)
Income tax expense	36,469	59,175	(22,706)	(38.4)
Income after income tax expense	67,434	101,254	(33,820)	(33.4)
Income (loss) attributable to non-controlling interest	(207)	-	(207)	N.M.
Net income	67,641	101,254	(33,613)	(33.2)
Preferred stock dividends	18,403	-	18,403	N.M.
Net income available to common stockholders	$49,238	$101,254	$(52,016)	(51.4)

Net income per common share:
Basic	$.39	$.81	$(.42)	(51.9)
Diluted	.39	.81	(.42)	(51.9)

Dividends declared per common share	$.35	$.75	$(.40)	(53.3)

Average common and common equivalent shares outstanding (in thousands):
Basic	126,403	124,807	1,596	1.3
Diluted	126,403	124,825	1,578	1.3

N.M. Not meaningful.

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Dollars in thousands, except per-share data)

(Unaudited)

	At	At	At	% Change from
	September 30,	December 31,	September 30,	December 31,	September 30,
	2009	2008	2008	2008	2008
ASSETS

Cash and due from banks	$329,663	$342,380	$297,701	(3.7)%	10.7%
Investments	155,627	155,725	167,115	(.1)	(6.9)
U.S. Government sponsored entities:
Mortgage-backed securities	1,454,833	1,965,554	2,099,358	(26.0)	(30.7)
Debentures	604,876	-	-	N.M.	N.M.
Other securities	518	550	3,398	(5.8)	(84.8)
Total securities available for sale	2,060,227	1,966,104	2,102,756	4.8	(2.0)
Education loans held for sale	-	757	3,569	N.M.	N.M.
Loans and leases:
Consumer real estate and other	7,335,061	7,363,583	7,368,736	(.4)	(.5)
Commercial real estate	3,240,846	2,984,156	2,852,754	8.6	13.6
Commercial business	466,991	506,887	549,337	(7.9)	(15.0)
Leasing and equipment finance	3,061,559	2,486,082	2,330,841	23.1	31.3
Inventory finance	224,807	4,425	-	N.M.	N.M.
Total loans and leases	14,329,264	13,345,133	13,101,668	7.4	9.4
Allowance for loan and lease losses	(215,732)	(172,442)	(158,978)	(25.1)	(35.7)
Net loans and leases	14,113,532	13,172,691	12,942,690	7.1	9.0
Premises and equipment, net	449,264	447,826	441,904.3		1.7
Goodwill	152,599	152,599	152,599	-	-
Other assets	482,097	502,275	402,261	(4.0)	19.8
Total assets	$17,743,009	$16,740,357	$16,510,595	6.0	7.5

LIABILITIES AND STOCKHOLDERS’ EQUITY

Deposits:
Checking	$4,098,643	$3,969,768	$4,089,044	3.2	.2
Savings	5,144,661	3,057,623	2,717,635	68.3	89.3
Money market	730,046	619,678	646,655	17.8	12.9
Subtotal	9,973,350	7,647,069	7,453,334	30.4	33.8
Certificates of deposit	1,652,661	2,596,283	2,396,903	(36.3)	(31.1)
Total deposits	11,626,011	10,243,352	9,850,237	13.5	18.0
Short-term borrowings	21,397	226,861	603,233	(90.6)	(96.5)
Long-term borrowings	4,524,955	4,433,913	4,630,776	2.1	(2.3)
Total borrowings	4,546,352	4,660,774	5,234,009	(2.5)	(13.1)
Accrued expenses and other liabilities	390,807	342,455	315,320	14.1	23.9
Total liabilities	16,563,170	15,246,581	15,399,566	8.6	7.6
Stockholders’ equity:
Preferred stock, par value $.01 per share, 30,000,000 authorized; 0, 361,172 and 0 issued	-	348,437	-	N.M.	-
Common stock, par value $.01 per share, 280,000,000 shares authorized;130,373,208, 130,839,378 and 130,951,694 shares issued	1,304	1,308	1,308	(.3)	(.3)
Additional paid-in capital	304,190	330,474	329,897	(8.0)	(7.8)
Retained earnings, subject to certain restrictions	932,882	927,893	934,121.5		(.1)
Accumulated other comprehensive income (loss)	805	(3,692)	(21,555)	N.M.	N.M.
Treasury stock at cost, 1,623,705, 3,413,855 and 3,761,925 shares, and other	(62,946)	(110,644)	(132,742)	(43.1)	(52.6)
Total TCF stockholders’ equity	1,176,235	1,493,776	1,111,029	(21.3)	5.9
Non-controlling interest in subsidiaries	3,604	-	-	N.M.	N.M.
Total equity	1,179,839	1,493,776	1,111,029	(21.0)	6.2
Total liabilities and stockholders’ equity	$17,743,009	$16,740,357	$16,510,595	6.0	7.5

N.M. Not meaningful.

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CREDIT QUALITY DATA

(Dollars in thousands)

(Unaudited)

Allowance for loan and lease losses

							Allowance as % of Portfolio
	At September 30, 2009		At June 30, 200		At September 30, 2008		Change from
	Allowance		Allowance		Allowance		Jun. 30,	Sep. 30,
	Balance	% of Portfolio	Balance	% of Portfolio	Balance	% of Portfolio	2009	2008
Consumer real estate	$136,783	1.88%	$114,283	1.57%	$84,693	1.16%	31 bps	72 bps
Consumer other	2,945	5.15	3,026	5.00	2,938	4.18	15	97
Total consumer real estate and other	139,728	1.90	117,309	1.60	87,631	1.19	30	71
Commercial real estate	38,335	1.18	36,208	1.15	39,636	1.39	3	(21)
Commercial business	7,706	1.65	10,354	2.13	12,575	2.29	(48)	(64)
Leasing and equipment finance	29,130.95		28,921	1.02	19,136.82		(7)	13
Inventory finance	833.37		653.42		-	-	(5)	37
Total allowance for loan and lease losses	$215,732	1.51	$193,445	1.39	$158,978	1.21	12	30

Credit Loss Reserves

	At September 30, 2009		At June 30, 2009		At September 30, 2008		Change from
	Credit loss reserve		Credit loss reserve		Credit loss reserve		Jun. 30,	Sep. 30,
	Balance	% of Portfolio	Balance	% of Portfolio	Balance	% of Portfolio	2009	2008
Allowance for loan and lease losses	$215,732	1.51%	$193,445	1.39%	$158,978	1.21%	12 bps	30 bps
Reserves netted against portfolio asset balances	12,951	N.M.	13,828	N.M.	-	-	-	-
Reserves for unfunded commitments	2,871	N.M.	2,655	N.M.	1,678	N.M.	-	-
Total credit loss reserves	$231,554	1.61	$209,928	1.50	$160,656	1.23	11	38

Net Charge-Offs

	Quarter Ended					Change from
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Sep. 30,
	2009	2009	2009	2008	2008	2009	2008
Consumer real estate
First mortgage lien	$15,694	$11,795	$10,477	$10,198	$8,841	$3,899	$6,853
Junior lien	14,201	11,201	11,849	10,664	9,469	3,000	4,732
Total consumer real estate	29,895	22,996	22,326	20,862	18,310	6,899	11,585
Consumer other	2,587	1,661	1,290	3,303	3,282	926	(695)
Total consumer real estate and other	32,482	24,657	23,616	24,165	21,592	7,825	10,890
Commercial real estate	6,758	19,531	3,640	2,958	2,694	(12,773)	4,064
Commercial business	4,514	(55)	2,981	2,631	65	4,569	4,449
Leasing and equipment finance	9,409	5,529	4,701	3,832	2,413	3,880	6,996
Inventory finance	94	-	-	-	-	94	94
Total	$53,257	$49,662	$34,938	$33,586	$26,764	$3,595	$26,493

Net Charge-Offs as a Percentage of Average Loans and Leases

	Quarter Ended (1)					Change from
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,		Sep. 30,
	2009	2009	2009	2008	2008	2009		2008
Consumer real estate
First mortgage lien	1.27%	.96%	.86%	.84%	.73%	31	bps	54	bps
Junior lien	2.44	1.90	1.98	1.76	1.56	54		88
Total consumer real estate	1.65	1.26	1.22	1.14	1.00	39		65
Consumer other	N.M.	N.M.	N.M.	N.M.	N.M.	N.M.		N.M.
Total consumer real estate and other	1.78	1.35	1.29	1.32	1.17	43		61
Commercial real estate	.85	2.51	.49	.41	.39	(166)		46
Commercial business	3.78	(.05)	2.39	2.01	.05	383		373
Leasing and equipment finance	1.34	.79	.71	.64	.42	55		92
Inventory finance	.20	-	-	-	-	20		20
Total	1.52	1.43	1.04	1.02	.82	9		70

Troubled debt restructurings

	At	At	At	At	At	Change from
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Sep. 30,
	2009	2009	2009	2008	2008	2009	2008

Consumer - accruing	$159,881	$51,483	$24,877	$27,423	$23,844	$108,398	$136,037

Potential Problem Loans and Leases (2) (3)

	At	At	At	At	At	Change from
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Sep. 30,
	2009	2009	2009	2008	2008	2009	2008
Commercial real estate	$222,437	$143,644	$176,277	$137,332	$100,028	$78,793	$122,409
Commercial business	71,809	41,847	35,826	27,127	30,619	29,962	41,190
Leasing and equipment finance	35,185	27,970	27,898	20,994	17,950	7,215	17,235
Inventory finance	-	-	-	-	-	-	-
Total	$329,431	$213,461	$240,001	$185,453	$148,597	$115,970	$180,834

(1)	Annualized
(2)	Excludes non-accrual loans and leases.
(3)

Consists of loans and leases primarily classified for regulatory purposes as substandard and reflect the distinct possibility, but not probability, that they will become non-performing or that TCF will not be able to collect all amounts due according to the contractual terms of the loan or lease agreement.

N.M.  Not meaningful.

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CREDIT QUALITY DATA

(Dollars in thousands)

(Unaudited)

Non-performing assets

	At	At	At	At	At	Change from
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,		Sep. 30,
	2009	2009	2009	2008	2008	2009		2008
Non-accrual loans and leases(1):
Consumer real estate
First mortgage lien	$104,646	$83,766	$82,082	$71,078	$52,633	$20,880		$52,013
Junior lien	13,964	11,209	11,373	11,793	12,433	2,755		1,531
Total consumer real estate	118,610	94,975	93,455	82,871	65,066	23,635		53,544
Consumer other	120	147	146	65	78	(27)		42
Total consumer real estate and other	118,730	95,122	93,601	82,936	65,144	23,608		53,586
Commercial real estate	93,419	87,252	67,264	54,615	46,011	6,167		47,408
Commercial business	9,836	11,532	11,857	14,088	16,356	(1,696)		(6,520)
Leasing and equipment finance	46,806	46,011	33,190	20,879	18,379	795		28,427
Inventory finance	43	-	4	-	-	43		43
Total non-accrual loans and leases	268,834	239,917	205,916	172,518	145,890	28,917		122,944
Other real estate owned:
Consumer real estate	73,397	72,745	45,633	38,632	34,101	652		39,296
Commercial real estate	20,770	24,117	25,115	23,033	20,078	(3,347)		692
Total other real estate owned	94,167	96,862	70,748	61,665	54,179	(2,695)		39,988
Total non-performing assets	$363,001	$336,779	$276,664	$234,183	$200,069	$26,222		$162,932

Non-performing assets as a percentage of net loans and leases	2.57%	2.45%	2.03%	1.78%	1.55%	12	bps	102	bps

Delinquency data - principal balances (2)

	At	At	At	At	At	Change from
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Sep. 30,
	2009	2009	2009	2008	2008	2009	2008
60 days or more:
Consumer real estate
First mortgage lien	$78,281	$65,022	$57,121	$53,482	$45,871	$13,259	$32,410
Junior lien	16,880	13,403	10,141	13,940	10,238	3,477	6,642
Total consumer real estate	95,161	78,425	67,262	67,422	56,109	16,736	39,052
Consumer other	250	207	187	313	227	43	23
Total consumer real estate and other	95,411	78,632	67,449	67,735	56,336	16,779	39,075
Commercial real estate	1,089	2,150	-	225	5,085	(1,061)	(3,996)
Commercial business	12	129	9	605	264	(117)	(252)
Leasing and equipment finance	13,664	16,414	12,173	10,905	8,242	(2,750)	5,422
Inventory finance	69	-	135	-	-	69	69
Subtotal(2)	110,245	97,325	79,766	79,470	69,927	12,920	40,318
Acquired portfolios	11,585	1,657	2,504	-	-	9,928	11,585
Total delinquencies	$121,830	$98,982	$82,270	$79,470	$69,927	$22,848	$51,903

Excluding acquired portfolios(3)	$110,245	$97,325	$79,766	$79,470	$69,927	$12,920	$40,318

Delinquency data - % of portfolio (2)

	At	At	At	At	At	Change from
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,		Sep. 30,
	2009	2009	2009	2008	2008	2009		2008
60 days or more:
Consumer real estate
First mortgage lien	1.62%	1.34%	1.18%	1.11%	.95%	28	bps	67	bps
Junior lien	.73	.58	.43	.58	.42	15		31
Total consumer real estate	1.33	1.09	.93	.93	.78	24		55
Consumer other	.44	.34	.34	.51	.32	10		12
Total consumer real estate and other	1.32	1.09	.93	.93	.77	23		55
Commercial real estate	.03	.07	-	.01	.18	(4)		(15)
Commercial business	-	.03	-	.12	.05	(3)		(5)
Leasing and equipment finance	.53	.65	.49	.44	.36	(12)		17
Inventory finance	.03	-	.13	-	-	3		3
Subtotal(2)	.81	.72	.60	.60	.54	9		27
Acquired portfolios	2.62	.69	.97	-	-	193		262
Total delinquencies	.87	.72	.60	.60	.54	15		33

Excluding acquired portfolios(3)	.81	.72	.60	.60	.54	9		27

(1)	The accrual status for acquired loans and leases is based on the expected cash flows determined at acquisition.
(2)	Excludes non-accrual loans and leases.
(3)

Excludes delinquencies and non-accrual loans in acquired portfolios as delinquency and non-accrual migration in these portfolios is not expected to result in financial statement losses exceeding the credit reserves netted against the loan balances.

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Dollars in thousands)

(Unaudited)

	Three Months Ended September 30,
	2009			2008
	Average		Yields and	Average		Yields and
	Balance	Interest	Rates (1)	Balance	Interest	Rates (1)

ASSETS

Investments and other	$389,583	$1,216	1.24%	$157,612	$1,644	4.16%
U.S. Government sponsored entities:
Mortgage-backed securities	1,432,670	17,185	4.80	2,157,047	28,542	5.29
Debentures	600,098	3,283	2.19	-	-	-
Other securities	489	6	4.91	3,840	35	3.64
Total securities available for sale	2,033,257	20,474	4.03	2,160,887	28,577	5.29
Education loans held for sale	-	-	-	12,516	123	3.91
Loans and leases:
Consumer real estate
Fixed-rate	5,394,711	86,440	6.36	5,550,124	93,490	6.70
Variable-rate	1,873,913	27,026	5.72	1,758,458	27,375	6.19
Consumer - other	35,016	755	8.55	45,939	963	8.34
Total consumer real estate and other	7,303,640	114,221	6.21	7,354,521	121,828	6.59
Commercial real estate
Fixed- and adjustable-rate	2,645,261	40,233	6.03	2,181,838	33,598	6.11
Variable-rate	548,425	5,744	4.16	594,992	7,440	4.97
Total commercial real estate	3,193,686	45,977	5.71	2,776,830	41,038	5.88
Commercial business
Fixed- and adjustable-rate	166,008	2,378	5.68	167,079	2,363	5.63
Variable-rate	311,033	2,879	3.67	377,747	4,363	4.59
Total commercial business	477,041	5,257	4.37	544,826	6,726	4.91
Leasing and equipment finance	2,811,165	47,625	6.78	2,300,429	41,059	7.14
Inventory finance	185,914	4,228	9.10	-	-	-
Total loans and leases	13,971,446	217,308	6.18	12,976,606	210,651	6.47
Total interest-earning assets	16,394,286	238,998	5.80	15,307,621	240,995	6.27
Other assets	1,132,239			1,103,938
Total assets	$17,526,525			$16,411,559

LIABILITIES AND STOCKHOLDERS’ EQUITY

Non-interest bearing deposits:
Retail	$1,380,591			$1,409,855
Small business	591,451			597,894
Commercial and custodial	277,135			253,900
Total non-interest bearing deposits	2,249,177			2,261,649
Interest-bearing deposits:
Checking	1,800,583	1,770.39		1,837,540	2,478.54
Savings	5,071,509	13,663	1.07	2,791,559	10,157	1.45
Money market	723,098	1,638.90		629,905	2,310	1.46
Subtotal	7,595,190	17,071.89		5,259,004	14,945	1.13
Certificates of deposit	1,757,884	10,442	2.36	2,469,327	18,785	3.02
Total interest-bearing deposits	9,353,074	27,513	1.17	7,728,331	33,730	1.74
Total deposits	11,602,251	27,513.94		9,989,980	33,730	1.34
Borrowings:
Short-term borrowings	25,267	14.22		429,861	2,301	2.13
Long-term borrowings	4,306,009	49,982	4.61	4,567,706	52,799	4.60
Total borrowings	4,331,276	49,996	4.58	4,997,567	55,100	4.39
Total deposits and borrowings	15,933,527	77,509	1.93	14,987,547	88,830	2.36
Other liabilities	435,215			339,304
Total liabilities	16,368,742			15,326,851
Stockholders’ equity	1,157,783			1,084,708
Total liabilities and stockholders’ equity	$17,526,525			$16,411,559
Net interest income and margin		$161,489	3.92%		$152,165	3.97%

(1)  Annualized

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Dollars in thousands)

(Unaudited)

	Nine Months Ended September 30,
	2009			2008
	Average		Yields and	Average		Yields and
	Balance	Interest	Rates (1)	Balance	Interest	Rates (1)

ASSETS

Investments and other	$442,428	$3,210.97%		$152,232	$4,713	4.13%
U.S. Government sponsored entities:
Mortgage-backed securities	1,695,377	63,195	4.97	2,146,185	85,299	5.30
Debentures	381,022	6,177	2.16
Other securities	497	20	5.37	15,938	415	3.48
Total securities available for sale	2,076,896	69,392	4.45	2,162,123	85,714	5.29
Education loans held for sale	-	-	-	116,754	5,331	6.10
Loans and leases:
Consumer real estate
Fixed-rate	5,441,462	263,858	6.48	5,544,173	280,546	6.76
Variable-rate	1,844,578	79,807	5.78	1,688,362	82,071	6.49
Consumer - other	36,921	2,357	8.53	45,481	2,937	8.63
Total consumer real estate and other	7,322,961	346,022	6.32	7,278,016	365,554	6.71
Commercial real estate
Fixed- and adjustable-rate	2,529,735	114,404	6.05	2,073,784	96,710	6.23
Variable-rate	571,724	17,093	4.00	593,164	23,654	5.33
Total commercial real estate	3,101,459	131,497	5.67	2,666,948	120,364	6.03
Commercial business
Fixed- and adjustable-rate	171,450	7,392	5.76	167,502	7,551	6.02
Variable-rate	315,230	7,798	3.31	371,846	14,229	5.11
Total commercial business	486,680	15,190	4.17	539,348	21,780	5.39
Leasing and equipment finance	2,751,935	142,063	6.88	2,223,811	123,137	7.38
Inventory finance	111,479	7,312	8.75	-	-	-
Total loans and leases	13,774,514	642,084	6.23	12,708,123	630,835	6.63
Total interest-earning assets	16,293,838	714,686	5.86	15,139,232	726,593	6.41
Other assets	1,144,931			1,167,973
Total assets	$17,438,769			$16,307,205

LIABILITIES AND STOCKHOLDERS’ EQUITY

Non-interest bearing deposits:
Retail	$1,418,244			$1,429,752
Small business	575,558			580,248
Commercial and custodial	255,066			231,184
Total non-interest bearing deposits	2,248,868			2,241,184
Interest-bearing deposits:
Checking	1,780,380	6,407.48		1,855,963	9,998.72
Savings	4,569,882	46,072	1.35	2,800,120	35,599	1.70
Money Market	686,830	5,718	1.11	609,629	7,474	1.64
Subtotal	7,037,092	58,197	1.11	5,265,712	53,071	1.35
Certificates of deposit	2,100,342	42,745	2.72	2,480,262	66,341	3.57
Total interest-bearing deposits	9,137,434	100,942	1.48	7,745,974	119,412	2.06
Total deposits	11,386,302	100,942	1.19	9,987,158	119,412	1.60
Borrowings:
Short-term borrowings	32,739	132.54		397,514	7,888	2.65
Long-term borrowings	4,326,634	150,247	4.64	4,467,752	152,737	4.57
Total borrowings	4,359,373	150,379	4.61	4,865,266	160,625	4.41
Total deposits and borrowings	15,745,675	251,321	2.13	14,852,424	280,037	2.52

Other liabilities	406,271			356,031
Total liabilities	16,151,946			15,208,455
Stockholders’ equity	1,286,823			1,098,750
Total liabilities and stockholders’ equity	$17,438,769			$16,307,205
Net interest income and margin		$463,365	3.80%		$446,556	3.94%

(1)  Annualized

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED QUARTERLY STATEMENTS OF INCOME AND FINANCIAL RATIOS

(Dollars in thousands, except per-share data)

(Unaudited)

	At or For the Three Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2009	2009	2009	2008	2008
Interest income:
Loans and leases	$217,307	$215,400	$209,377	$211,322	$210,651
Securities available for sale	20,474	23,217	25,701	25,232	28,577
Education loans held for sale	-	-	-	24	123
Investments and other	1,217	1,137	856	1,224	1,644
Total interest income	238,998	239,754	235,934	237,802	240,995
Interest expense:
Deposits	27,512	33,345	40,084	37,362	33,730
Borrowings	49,997	49,946	50,437	53,323	55,100
Total interest expense	77,509	83,291	90,521	90,685	88,830
Net interest income	161,489	156,463	145,413	147,117	152,165
Provision for credit losses	75,544	61,891	43,712	47,050	52,105
Net interest income after provision for credit losses	85,945	94,572	101,701	100,067	100,060
Non-interest income:
Fees and service charges	77,433	77,536	57,064	67,448	71,783
Card revenue	26,393	26,604	24,960	25,243	26,240
ATM revenue	7,861	7,973	7,598	7,688	8,720
Subtotal	111,687	112,113	89,622	100,379	106,743
Leasing and equipment finance	15,173	16,881	12,651	16,298	13,006
Other	1,197	820	458	130	3,296
Fees and other revenue	128,057	129,814	102,731	116,807	123,045
Gains on securities	-	10,556	11,548	8,167	498
Total non-interest income	128,057	140,370	114,279	124,974	123,543
Non-interest expense:
Compensation and employee benefits	90,680	90,752	86,190	83,323	84,895
Occupancy and equipment	31,619	31,527	32,047	32,503	31,832
Deposit account premiums	7,472	7,287	6,576	5,659	7,292
Advertising and promotions	4,766	4,134	4,445	4,643	5,017
FDIC premiums and assessments	5,085	13,303	3,795	1,706	426
Foreclosed real estate and repossessed assets	8,038	6,125	4,291	6,341	4,883
Operating lease depreciation	3,734	3,860	4,024	4,269	4,215
Other	38,873	39,558	32,840	41,366	39,028
Total non-interest expense	190,267	196,546	174,208	179,810	177,588
Pretax income	23,735	38,396	41,772	45,231	46,015
Income tax expense	6,491	14,853	15,125	17,527	15,889
Income after income tax expense	17,244	23,543	26,647	27,704	30,126
Income (loss) attributable to non-controlling interest	(207)	-	-	-	-
Net income	17,451	23,543	26,647	27,704	30,126
Preferred stock dividends	-	1,193	5,185	2,540	-
Non-cash deemed preferred stock dividend	-	12,025	-	-	-
Net income available to common stockholders	$17,451	$10,325	$21,462	$25,164	$30,126

Net income per common share:
Basic	$.14	$.08	$.17	$.20	$.24
Diluted	.14	.08	.17	.20	.24

Dividends declared per common share	$.05	$.05	$.25	$.25	$.25

Financial Ratios:

Return on average assets (1)	.39%	.53%	.62%	.68%	.73%
Return on average common equity (1)	6.03	3.61	7.58	9.00	11.11
Net interest margin (1)	3.92	3.80	3.66	3.84	3.97
Average common equity to average assets	6.61	6.48	6.61	6.81	6.61

(1) Annualized

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEETS

(In thousands)

(Unaudited)

	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2009	2009	2009	2008	2008

ASSETS

Cash and due from banks	$499,696	$564,853	$609,168	$297,252	$288,884
Investments	157,590	166,824	165,243	166,580	157,612
U.S. Government sponsored entities:
Mortgage-backed securities	1,432,670	1,656,767	2,002,962	1,963,608	2,157,047
Debentures	600,098	527,562	8,908	-	-
Other securities	489	498	506	2,953	3,840
Total securities available for sale	2,033,257	2,184,827	2,012,376	1,966,561	2,160,887
Education loans held for sale	-	-	-	1,876	12,516
Loans and leases:
Consumer real estate
Fixed-rate	5,394,711	5,453,117	5,477,467	5,496,533	5,550,124
Variable-rate	1,873,913	1,840,983	1,818,232	1,793,650	1,758,458
Consumer - other	35,016	36,255	39,539	43,619	45,939
Total consumer real estate and other	7,303,640	7,330,355	7,335,238	7,333,802	7,354,521
Commercial real estate
Fixed- and adjustable-rate	2,645,261	2,531,026	2,410,335	2,287,226	2,181,838
Variable-rate	548,425	579,004	588,181	608,709	594,992
Total commercial real estate	3,193,686	3,110,030	2,998,516	2,895,935	2,776,830
Commercial business
Fixed- and adjustable-rate	166,008	173,000	175,445	171,687	167,079
Variable-rate	311,033	310,493	324,311	350,949	377,747
Total commercial business	477,041	483,493	499,756	522,636	544,826
Leasing and equipment finance	2,811,165	2,809,787	2,632,893	2,389,225	2,300,429
Inventory finance	185,914	118,317	28,475	158	-
Total loans and leases	13,971,446	13,851,982	13,494,878	13,141,756	12,976,606
Allowance for loan and lease losses	(200,684)	(181,895)	(174,364)	(160,662)	(140,362)
Net loans and leases	13,770,762	13,670,087	13,320,514	12,981,094	12,836,244
Premises and equipment	449,625	449,622	450,128	447,249	443,185
Goodwill	152,599	152,599	152,599	152,599	152,599
Other assets	462,996	447,105	439,692	394,024	359,632
	$17,526,525	$17,635,917	$17,149,720	$16,407,235	$16,411,559

LIABILITIES AND STOCKHOLDERS’ EQUITY

Non-interest-bearing deposits:
Retail	$1,380,591	$1,446,215	$1,428,453	$1,345,832	$1,409,855
Small business	591,451	571,676	563,236	593,626	597,894
Commercial and custodial	277,135	260,079	227,470	234,045	253,900
Total non-interest bearing deposits	2,249,177	2,277,970	2,219,159	2,173,503	2,261,649
Interest-bearing deposits:
Checking	1,800,583	1,792,493	1,747,480	1,754,111	1,837,540
Savings	5,071,509	4,823,897	3,800,275	2,847,838	2,791,559
Money Market	723,098	690,201	646,347	625,198	629,905
Subtotal	7,595,190	7,306,591	6,194,102	5,227,147	5,259,004
Certificates of deposit	1,757,884	2,087,490	2,463,405	2,448,815	2,469,327
Total interest-bearing deposits	9,353,074	9,394,081	8,657,507	7,675,962	7,728,331
Total deposits	11,602,251	11,672,051	10,876,666	9,849,465	9,989,980
Borrowings:
Short-term borrowings	25,267	29,027	44,131	454,202	429,861
Long-term borrowings	4,306,009	4,307,777	4,366,782	4,435,730	4,567,706
Total borrowings	4,331,276	4,336,804	4,410,913	4,889,932	4,997,567
Accrued expenses and other liabilities	435,215	403,561	380,202	366,063	339,304
Total liabilities	16,368,742	16,412,416	15,667,781	15,105,460	15,326,851
Stockholders’ equity:
Preferred stock	-	80,540	348,727	183,981	-
Common stock	1,304	1,304	1,305	1,309	1,309
Additional paid-in capital	305,199	301,937	319,872	328,078	336,127
Retained earnings	926,137	922,856	914,972	924,456	927,939
Accumulated other comprehensive loss	(7,490)	(5,097)	(5,745)	(13,896)	(36,468)
Treasury stock at cost and other	(67,641)	(78,039)	(97,192)	(122,153)	(144,199)
Total stockholders equity	1,157,509	1,223,501	1,481,939	1,301,775	1,084,708
Non-controlling interest in subsidiaries	274	-	-	-	-
Total equity	1,157,783	1,223,501	1,481,939	1,301,775	1,084,708
Total liabilities and stockholders’ equity	$17,526,525	$17,635,917	$17,149,720	$16,407,235	$16,411,559

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED QUARTERLY YIELDS AND RATES (1)

(Unaudited)

	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2009	2009	2009	2008	2008

ASSETS

Investments and other	1.24%	1.00%	.71%	2.93%	4.16%
U.S. Government sponsored entities:
Mortgage-backed securities	4.80	4.91	5.12	5.13	5.29
Debentures	2.19	2.17	1.57	-	-
Other securities	4.91	5.63	5.58	3.93	3.64
Total securities available for sale	4.03	4.25	5.11	5.13	5.29
Education loans held for sale	-	-	-	5.09	3.91
Loans and leases:
Consumer real estate
Fixed-rate	6.36	6.52	6.57	6.63	6.70
Variable-rate	5.72	5.79	5.85	6.00	6.19
Consumer - other	8.55	8.64	8.43	8.57	8.34
Total consumer real estate and other	6.21	6.34	6.40	6.48	6.59
Commercial real estate
Fixed- and adjustable-rate	6.03	6.00	6.11	6.14	6.11
Variable-rate	4.16	3.95	3.89	4.87	4.97
Total commercial real estate	5.71	5.62	5.67	5.87	5.88
Commercial business
Fixed- and adjustable-rate	5.68	5.71	5.89	5.65	5.63
Variable-rate	3.67	3.27	2.98	4.44	4.59
Total commercial business	4.37	4.15	4.01	4.83	4.91
Leasing and equipment finance	6.78	6.89	7.00	7.15	7.14
Inventory finance	9.10	8.35	8.64	10.13	-
Total loans and leases	6.18	6.23	6.27	6.41	6.47

Total interest-earning assets	5.80	5.83	5.96	6.20	6.27

LIABILITIES

Interest-bearing deposits:
Checking	.39	.44	.62	.67	.54
Savings	1.07	1.29	1.81	1.82	1.45
Money market	.90	1.03	1.45	1.67	1.46
Subtotal	.89	1.05	1.44	1.41	1.13
Certificates of deposit	2.36	2.72	2.98	3.05	3.02
Total interest-bearing deposits	1.17	1.42	1.88	1.94	1.74
Total deposits	.94	1.15	1.49	1.51	1.34

Borrowings:
Short-term borrowings	.22	.33	.86	.97	2.13
Long-term borrowings	4.61	4.65	4.67	4.69	4.60
Total borrowings	4.58	4.62	4.63	4.34	4.39

Total interest-bearing liabilities	2.25	2.43	2.81	2.87	2.77

Net interest margin	3.92%	3.80%	3.66%	3.84%	3.97%

(1) Annualized

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

(Dollars in thousands)

(Unaudited)

	At Sept. 30,	At Dec. 31,
	2009	2008
Computation of total equity to total assets:
Total equity	$1,179,839	$1,493,776
Total assets	$17,743,009	$16,740,357
Total equity to total assets	6.65%	8.92%

Computation of tangible realized common equity to tangible assets:
Total Equity	$1,179,839	$1,493,776
Less: Non-controlling interest in subsidiaries	3,604	-
Total TCF stockholders’ equity	1,176,235	1,493,776
Less:
Preferred stock	-	348,437
Goodwill	152,599	152,599
Customer based intangibles	1,450	-
Accumulated other comprehensive income	805	-
Add:
Accumulated other comprehensive loss	-	3,692
Tangible realized common equity	$1,021,381	$996,432

Total assets	$17,743,009	$16,740,357
Less:
Goodwill	152,599	152,599
Customer based intangibles	1,450	-
Tangible assets	$17,588,960	$16,587,758

Tangible realized common equity to tangible assets	5.81%	6.01%

(1) In contrast to GAAP-basis measures, tangible realized common equity excludes the effect of preferred stock, goodwill, customer based intangibles and accumulated other comprehensive income (loss). Management reviews tangible realized common equity as an ongoing measure and has included this information because of current interest in the industry. The methodology for calculating tangible realized common equity may vary between companies.

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